Registration No.  333-______


              As Filed with the Securities and Exchange Commission
                              on November 17, 2004


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------


                                CUNO INCORPORATED
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                    06-1159240
(State  or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

                       400 Research Parkway
                       Meriden, Connecticut                06450
                       ---------------------               -----
        (Address of Principal Executive Offices)        (Zip Code)

                 CUNO Incorporated 1996 Stock Incentive Plan and
           CUNO Incorporated Non-Employee Directors' Stock Option Plan
           -----------------------------------------------------------
                            (Full title of the plans)

                                 John A. Tomich
                          General Counsel and Secretary
                                CUNO Incorporated
                              400 Research Parkway
                           Meriden, Connecticut 06450
                     (Name and address of agent for service)

                                 (203) 237-5541
          (Telephone number, including area code of agent for service)

                                    Copy to:
                                 Paul G. Hughes
                               Murtha Cullina LLP
                        Two Whitney Avenue, P.O. Box 704
                        New Haven, Connecticut 06503-0704

                                              CALCULATION OF REGISTRATION FEE

=======================================================================================================================
   Title of Securities   Amount to be Registered     Proposed Maximum        Proposed Maximum          Amount of
     to be Registered             (1)(2)            Offering Price Per   Aggregate Offering Price  Registration Fee
                                                        Share (3)
-----------------------------------------------------------------------------------------------------------------------
 Common Stock, $.001 par     1,200,000 shares             $61.00               $73,200,000             $9,274.44
          value
=======================================================================================================================

(1) Includes an indeterminate number of shares of Common Stock, par value $.001 of CUNO Incorporated that may be issuable by reason of stock splits, stock dividends or similar transactions. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate number of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Includes 100,000 shares which may be offered or sold under the CUNO Incorporated Non-Employee Directors' Stock Option Plan, as amended, and 1,100,000 shares which may be offered or sold under the CUNO Incorporated 1996 Stock Incentive Plan, as amended.

(3) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 based on the closing price of a Common Share of CUNO Incorporated reported on the NASDAQ Stock Market on November 16, 2004.

                   STATEMENT PURSUANT TO GENERAL INSTRUCTION E
                                       TO
                         FORM S-8 REGISTRATION STATEMENT




     This Registration Statement covers the registration of securities of the same class as the Common Stock, $.001 par value, of CUNO Incorporated (the "Company") for which registration statements on Form S-8 (No. 333-39763 and No. 333-54388) are effective. The contents of the Company's Registration Statements on Form S-8 (No. 333-39763 and No. 333-54388) are incorporated herein by reference. In accordance with General Instruction E to Form S-8, this Registration Statement consists only of the foregoing statements, the opinion and consent filed as Exhibits 5 and 23.1 hereto, respectively, the signature page and such information required in this Registration State that is not in the Company's Registration Statements on Form S-8 (No. 333-39763 and No. 333-54388).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The following documents filed by the Company or the CUNO Incorporated Savings and Investment Plan with the SEC pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated by reference:

     (a) the Company's Annual Report on Form 10-K for the year ended October 31, 2003;

     (b)  the Company's Current Report on Form 8-K/A dated December 18, 2003;

     (c)  the Company's Current Report on Form 8-K/A dated December 18, 2003;

     (d) the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 2004;

     (e)  the Company's Current Report on Form 8-K dated February 19, 2004;

     (e) the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 2004;

     (f)  the Company's Current Report on Form 8-K dated May 19, 2004;

     (g)  the Company's Current Report on Form 8-K dated May 26, 2004;

     (h)  the Company's Current Report on Form 8-K dated May 27, 2004;

     (i) the Company's Current Report on Form 8-K dated August 2, 2004, as amended by an amendment thereto filed October 14, 2004;

     (j) the Company's Quarterly Report on Form 10-Q for the quarter ended July 31, 2004;

     (k) the Annual Report on Form 11-K of the CUNO Incorporated Savings and Investment Plan for the year ended December 31, 2003;

     (l)  the Company's Current Report on Form 8-K dated August 25, 2004; and

     (k) the description of the Company's Common Stock, par value $.001 per share, with associated preferred stock purchase rights, contained in the Company's Registration Statement filed pursuant to Section 12 of the Exchange Act, including any subsequent amendment or any report filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the Company or the CUNO Incorporated Savings and Investment Plan (in the case of the offer of interests in such Plan) pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained or incorporated herein or in any subsequently filed document which also is incorporated herein by reference modifies or supersedes such statement.

Item 5. Interests of Named Experts and Counsel.

     John A. Tomich, General Counsel and Secretary of the Company, has received and may in the future receive awards under the CUNO Incorporated 1996 Stock Incentive Plan, as amended, and is eligible to participate in the CUNO Incorporated Savings and Investment Plan.


Item 8. Exhibits.

Exhibit No.          Description

  4.1 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company's Registration Statement on Form 10 (No. 000-21109) (the "Registration Statement"))

  4.2 Amended and Restated By-laws of the Company (incorporated by reference to Exhibit 3.2 to the Registration Statement)

  4.3 CUNO Incorporated Shareholder Rights Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement)

  5.1     Opinion of John A. Tomich

  5.2 Letter dated December 31, 1996 from the Internal Revenue Service with respect to the CUNO Incorporated Savings and Retirement Plan (incorporated by reference to Exhibit 5.2 to the Company's Registration Statement on Form S-8 (No. 333-54388))

  23.1    Consent of Ernst & Young LLP

  23.2    Consent of John A. Tomich (included in Exhibit 5.1)

  24 Power of attorney of certain officers and directors of the Company (included on the signature page to this Registration Statement)

  99.1    CUNO Incorporated 1996 Stock Incentive Plan, as amended to March 6,
          2003

  99.2 CUNO Incorporated Non-Employee Directors' Stock Option Plan, as amended to March 6, 2003

Item 9. Undertakings.

     (a) The Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the Company pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered hereby which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Meriden, State of Connecticut on November 17, 2004.


                                CUNO INCORPORATED


                                By:        /s/ FREDERICK C. FLYNN, JR.
                                    ---------------------------------------
                                          Frederick C. Flynn, Jr.
                                          Senior Vice President - Finance
                                          and Administration and Chief
                                          Financial Officer


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark G. Kachur, Frederick C. Flynn, Jr. and John A. Tomich, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his place and stead in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


             Signature                              Title                                Date


/s/ MARK G. KACHUR                    Chairman of the Board, President            November 17, 2004
-----------------------------------
           Mark G. Kachur             and Chief Executive Officer and
                                      Director (principal executive
                                      officer)


/s/ FREDERICK C. FLYNN, JR.           Senior Vice President - Finance             November 17, 2004
-----------------------------------
      Frederick C. Flynn, Jr.         and Administration, Chief
                                      Financial Officer and Controller,
                                      and Director (principal financial
                                      and accounting officer)


/s/ JOEL B. ALVORD                    Director                                    November 17, 2004
-----------------------------------
           Joel B. Alvord

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

/s/ CHARLES L. COONEY                 Director                                    November 17, 2004
-----------------------------------
         Charles L. Cooney


/s/ JOHN M. GALVIN                    Director                                    November 17, 2004
-----------------------------------
           John M. Galvin


/s/ C. EDWARD MIDGLEY                 Director                                    November 17, 2004
-----------------------------------
         C. Edward Midgley


/s/ DAVID L. SWIFT                    Director                                    November 17, 2004
-----------------------------------
           David L. Swift

                                  EXHIBIT INDEX

Exhibit No.                           Description

   4.1 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to Amendment No. 2 to the Company's Registration Statement on Form 10 (No. 000-21109) (the "Registration Statement"))

   4.2 Amended and Restated By-laws of the Company (incorporated by reference to Exhibit 3.2 to the Registration Statement)

   4.3 CUNO Incorporated Shareholder Rights Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement)

   5.1         Opinion of John A. Tomich

   5.2 Letter dated December 31, 1996 from the Internal Revenue Service with respect to the CUNO Incorporated Savings and Retirement Plan (incorporated by reference to Exhibit 5.2 to the Company's Registration Statement on Form S-8 (No. 333-54388))

   23.1        Consent of Ernst & Young LLP

   23.2        Consent of John A. Tomich (included in Exhibit 5.1)

   24 Power of attorney of certain officers and directors of the Company (included on the signature page to this Registration Statement).

   99.1        CUNO Incorporated 1996 Stock Incentive Plan, as amended to March
               6, 2003

   99.2 CUNO Incorporated Non-Employee Directors' Stock Option Plan, as amended to March 6, 2003